                                                                     EXHIBIT 5.2




                    [Letterhead of Richards, Layton & Finger]




                                October 8, 1997




Chase Capital IV
c/o The Chase Manhattan Corporation
270 Park Avenue
New York, NY 10017

                  Re:      Chase Capital IV

Ladies and Gentlemen:

                  We have acted as special Delaware counsel for The Chase Manhattan Corporation, a Delaware corporation (the "Company"), and Chase Capital IV, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                  For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                  (a) The Certificate of Trust of the Trust, dated as of September 23, 1997 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on September 23, 1997;

                  (b) The Trust Agreement of the Trust, dated as of September 23, 1997, among the Company, as Depositor, and the trustees of the Trust named therein;

Chase Capital IV
October 8, 1997
Page 2



                  (c) The Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus (the "Prospectus"), relating to the ___% Capital Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Capital Security" and collectively, the "Capital Securities"), as proposed to be filed by the Company, the Trust and others as set forth therein with the Securities and Exchange Commission on or about October 8, 1997;

                  (d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among the Company, as Depositor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits A, C and E thereto) (the "Trust Agreement"), attached as an exhibit to the Registration Statement; and

                  (e) A Certificate of Good Standing for the Trust, dated October 8, 1997, obtained from the Secretary of State.

                  Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                  For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                  With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                  For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation,
(iii) the legal capacity of natural persons who are parties to the

Chase Capital IV
October 8, 1997
Page 3



documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us,
(vi) the receipt by each Person to whom a Capital Security is to be issued by the Trust (collectively, the "Capital Security Holders") of a Capital Securities Certificate for such Capital Security and the payment for the Capital Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Capital Securities are issued and sold to the Capital Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

                  This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

                  Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                  1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act.

                  2. The Capital Securities will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

                  3. The Capital Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Capital Security Holders may be obligated to make payments as set forth in the Trust Agreement.

                  We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading "Validity of Securities" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as

Chase Capital IV
October 8, 1997
Page 4



amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                   Very truly yours,





BJK/BJ/bj

                    [Letterhead of Richards, Layton & Finger]




                                October 8, 1997




Chase Capital V
c/o The Chase Manhattan Corporation
270 Park Avenue
New York, NY 10017

                  Re:      Chase Capital V

Ladies and Gentlemen:

                  We have acted as special Delaware counsel for The Chase Manhattan Corporation, a Delaware corporation (the "Company"), and Chase Capital V, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                  For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                  (a) The Certificate of Trust of the Trust, dated as of September 23, 1997 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on September 23, 1997;

                  (b) The Trust Agreement of the Trust, dated as of September 23, 1997, among the Company, as Depositor, and the trustees of the Trust named therein;

Chase Capital V
October 8, 1997
Page 2



                  (c) The Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus (the "Prospectus"), relating to the ___% Capital Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Capital Security" and collectively, the "Capital Securities"), as proposed to be filed by the Company, the Trust and others as set forth therein with the Securities and Exchange Commission on or about October 8, 1997;

                  (d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among the Company, as Depositor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits A, C and E thereto) (the "Trust Agreement"), attached as an exhibit to the Registration Statement; and

                  (e) A Certificate of Good Standing for the Trust, dated October 8, 1997, obtained from the Secretary of State.

                  Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                  For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                  With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                  For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation,
(iii) the legal capacity of natural persons who are parties to the

Chase Capital V
October 8, 1997
Page 3



documents examined by us, (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) the due authorization, execution and delivery by all parties thereto of all documents examined by us,
(vi) the receipt by each Person to whom a Capital Security is to be issued by the Trust (collectively, the "Capital Security Holders") of a Capital Securities Certificate for such Capital Security and the payment for the Capital Security acquired by it, in accordance with the Trust Agreement and the Registration Statement, and (vii) that the Capital Securities are issued and sold to the Capital Security Holders in accordance with the Trust Agreement and the Registration Statement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

                  This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

                  Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                  1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act.

                  2. The Capital Securities will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

                  3. The Capital Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Capital Security Holders may be obligated to make payments as set forth in the Trust Agreement.

                  We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading "Validity of Securities" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as

Chase Capital V
October 8, 1997
Page 4



amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                   Very truly yours,


BJK/BJ/bj

                    [Letterhead of Richards, Layton & Finger]




                                October 8, 1997




Chase Capital VI
c/o The Chase Manhattan Corporation
270 Park Avenue
New York, NY 10017

                  Re:      Chase Capital VI

Ladies and Gentlemen:

                  We have acted as special Delaware counsel for The Chase Manhattan Corporation, a Delaware corporation (the "Company"), and Chase Capital VI, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

                  For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                  (a) The Certificate of Trust of the Trust, dated as of September 23, 1997 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on September 23, 1997;

                  (b) The Trust Agreement of the Trust, dated as of September 23, 1997, among the Company, as Depositor, and the trustees of the Trust named therein;

Chase Capital VI
October 8, 1997
Page 2




                  (c) The Registration Statement (the "Registration Statement") on Form S-3, including a preliminary prospectus (the "Prospectus"), relating to the ___% Capital Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Capital Security" and collectively, the "Capital Securities"), as proposed to be filed by the Company, the Trust and others as set forth therein with the Securities and Exchange Commission on or about October 8, 1997;

                  (d) A form of Amended and Restated Trust Agreement of the Trust, to be entered into among the Company, as Depositor, the trustees of the Trust named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including Exhibits A, C and E thereto) (the "Trust Agreement"), attached as an exhibit to the Registration Statement; and

                  (e) A Certificate of Good Standing for the Trust, dated October 8, 1997, obtained from the Secretary of State.

                  Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                  For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                  With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                  For purposes of this opinion, we have assumed (i) that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation,
(iii) the legal capacity of natural persons who are parties to